UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2006

METRETEK TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19793 (Commission File Number)	84-11698358 (IRS Employer Identification No.)
303 East 17th Avenue, Suite 660
Denver, Colorado 80203
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 785-8080
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 8.01. Other Events.
     On March 2, 2006, Metretek Technologies, Inc., a Delaware corporation (the “Company”), issued a press release announcing that PowerSecure, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, had received verbal orders from a large commercial customer for distributed generation projects that are anticipated to generate revenues in excess of $75 million in the aggregate during 2006 and 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

99.1	Press Release of Metretek Technologies, Inc., issued March 2, 2006, announcing large verbal order received by PowerSecure, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRETEK TECHNOLOGIES, INC.
By:	/s/ W. Phillip Marcum
W. Phillip Marcum
President and Chief Executive Officer

Dated: March 2, 2006

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